UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2026

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	45-4267181
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

8950 SW 74th CT

Suite 1401

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

On February 15, 2026, Earth Science Tech, Inc. (the “Company”) entered into a series of agreements with its executive officers and directors to support corporate governance initiatives and modify compensation structures in anticipation of the Company’s 2026 Annual Meeting of Shareholders.

Rescission of Prior Employment Agreements and Interim Compensation

Effective February 15, 2026, the Company and its executive officers, Giorgio R. Saumat Chief Executive Officer (CEO) and Mario G. Tabraue, Chief Operating Officer (COO), mutually agreed to rescind their prior Amended Employment Agreements dated December 30, 2024 (as disclosed in the Form 8-K filed on that date). Both executives have waived all revenue-based bonuses and variable compensation during this interim period. Their employment remains at-will and at the pleasure of the Board of Directors, and the interim terms will continue until after the Company’s July 2026 Annual Meeting of Shareholders.

Omnibus Amendment to Director Agreements

On February 15, 2026, the Company and all members of its Board of Directors entered into an Omnibus Amendment to Director Agreements (as disclosed in the Form 10-K filed on June 27, 2025, under Item 11. Executive Compensation - Director Compensation). The amendment uniformly modifies the compensation for Board meeting attendance for all directors, including independent directors Jeff P.H. Cazeau and Emiliano Curia, MD. Effective immediately, compensation for attendance at Board meetings has been reduced to two thousand dollars per meeting. All other terms of the prior director agreements, including confidentiality and indemnification, remain in full force and effect.

Item 7.01 (Regulation FD Disclosure)

Third Fiscal Quarter 2026 Results Press Release

On February 17, 2026, the Company issued a press release (the “Release”), reporting its third fiscal quarter 2026 results.

A copy of the Release issued by the Company on February 17, 2026, reporting its third fiscal quarter 2026 results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Initiatives to Advance Public Company Strategy Press Release

On February 17, 2026, the Company issued a press release (the “Release”), announcing its initiatives to advance public company strategy.

A copy of the Release issued by the Company on February 17, 2026, announcing its initiatives to advance public company strategy is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press release issued by the registrant on February 17, 2026
99.2	Press release issued by the registrant on February 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: February 17, 2026	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board